UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2004

VERILINK CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-28562	94-2857548
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 JETPLEX CIRCLE
MADISON, AL  35758-8989
 (Address of principal executive offices / Zip Code)

256.327.2001
 (Registrant’s telephone number, including area code)

Item 2.     Acquisition or Disposition of Assets

On February 5, 2004, Verilink Corporation (“Verilink”) acquired privately held XEL Communications, Inc., a provider of telecommunications business solutions.

Under the terms of the agreement, Verilink acquired all of the shares of XEL for up to $17.65 million in consideration consisting of $7.65 million in cash paid at closing and $10 million in the form of a note which may be converted into Verilink common stock at a conversion price of $5.324 per share. The shares of XEL were acquired from its sole shareholder, The Kennedy Company, a Colorado limited liability company. There are no material relationships between The Kennedy Company and Verilink or any of Verilink’s affiliates, directors or officers, or any associates of any director or officer of Verilink.

In connection with retaining certain employees of XEL, Verilink also issued 187,826 shares of common stock, 187,826 shares of restricted common stock, and an aggregate of $350,000 in cash bonuses.

The $10 million convertible promissory note earns interest at a rate of 7% per annum and matures February 5, 2006. The holder may convert the note in whole or in increments of at least $1 million into common stock of Verilink. Verilink has agreed to register up to 1,878,287 shares of common stock issuable upon full conversion of the note for resale under the Securities Act of 1933, as amended.

Copies of the stock purchase agreement and the promissory note are filed as exhibits hereto.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Financial Statements.

See Index to the Financial Statements of XEL Communications, Inc. attached immediately following the signature page hereto.

(b)     Pro Forma Financial Information.

The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K, on a Form 8-K/A within 60 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

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(c)     Exhibits.

Exhibit No.	Description

2.1

Stock Purchase Agreement, dated as of February 5, 2004, by and between Verilink Corporation and The Kennedy Company (filed herewith) (exhibits and schedules omitted but copies will be furnished supplementally to the Securities and Exchange Commission upon request).

10.1	Convertible Promissory Note issued to The Kennedy Company on February 5, 2004 (filed herewith).

23.1	Consent of Ehrhardt Keefe Steiner & Hottman PC (filed herewith)

3

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VERILINK CORPORATION
(Registrant)
Dated: February 20, 2004	By:

C. W. Smith Vice President and Chief Financial Officer

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Index to the Financial Statements of
XEL Communications, Inc.

INDEPENDENT AUDITORS’ REPORT

Board of Directors and Stockholder
XEL Communications, Inc.
Aurora, Colorado

We have audited the accompanying balance sheets of XEL Communications, Inc. as of December 27, 2003 and December 28, 2002 and the related statements of income, stockholder’s equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of XEL Communications, Inc. as of December 27, 2003 and December 28, 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ EHRHARDT KEEFE STEINER & HOTTMAN PC

January 26, 2004
Denver, Colorado

XEL COMMUNICATIONS, INC.

Balance Sheets

	December 27, 2003	December 28, 2002

Assets
Current assets
Cash	$899,841	$1,184,809
Accounts receivable - net	2,650,734	3,841,039
Inventories, net	2,628,292	3,315,374
Prepaid expenses and other	63,769	66,570

Total current assets	6,242,636	8,407,792
Property, plant and equipment, net	175,134	241,163
Notes receivable - related party	4,008,969	1,234,717

Total assets	$10,426,739	$9,883,672

Liabilities and Stockholder’s Equity
Current liabilities
Accounts payable - trade	$2,854,380	$2,991,107
Accrued expenses	1,087,913	989,946
Accrued payroll costs and benefits	335,475	260,838
Accrued other taxes	75,406	45,833
Accrued product warranty	60,000	60,000

Total current liabilities	4,413,174	4,347,724

Commitments
Stockholder’s equity
Common stock, $1.00 par value, 4,579 shares authorized, issued and outstanding	4,579	4,579
Additional paid-in capital	51,501,090	51,501,090
Accumulated deficit	(45,492,104)	(45,969,721)

Total stockholder’s equity	6,013,565	5,535,948

Total liabilities and stockholder’s equity	$10,426,739	$9,883,672

See notes to financial statements.

XEL COMMUNICATIONS, INC.

Statements of Income

	For the Years Ending

	December 27, 2003	December 28, 2002

Net sales	$20,864,243	$17,451,951
Cost of goods sold	15,040,953	11,972,960

Gross profit	5,823,290	5,478,991

Operating expenses
Research and development	942,188	825,410
Osmine certification expense	82,200	465,800
Product licensing	200,000	—
Sales and marketing	2,561,111	2,311,801
General and administrative	1,611,885	1,440,010

Total operating expenses	5,397,384	5,043,021

Income from operations	425,906	435,970

Other income (expense)
Interest income	50,995	45,800
Interest expense	(1,571)	—
Gain on disposal of assets	132	—
Other	2,155	3,632

Total other income (expense)	51,711	49,432

Net income	$477,617	$485,402

See notes to financial statements.

XEL COMMUNICATIONS, INC.

Statement of Changes in Stockholder’s Equity
For the Years Ended December 27, 2003 and December 28, 2002

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholder’s Equity

	Shares	Amount

Balance - December 29, 2001	4,579	$4,579	$51,501,090	$(46,455,123)	$5,050,546
Net income	—	—	—	485,402	485,402

Balance - December 28, 2002	4,579	4,579	51,501,090	(45,969,721)	5,535,948
Net income	—	—	—	477,617	477,617

Balance - December 27, 2003	4,579	$4,579	$51,501,090	$(45,492,104)	$6,013,565

See notes to financial statements.

XEL COMMUNICATIONS, INC.

Statements of Cash Flows

	For the Years Ended

	December 27, 2003	December 28, 2002

Cash flows from operating activities
Net income	$477,617	$485,402

Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	131,018	267,135
Reserve for obsolete inventory	(113,499)	(446,244)
Reserve for doubtful accounts	20,000	(52,271)
Gain on disposal of assets	(132)	—
Changes in assets and liabilities
Accounts receivable – trade	1,170,305	(1,754,142)
Inventories	800,581	723,547
Prepaid expenses and other	2,801	(21,235)
Accounts payable – trade	(136,727)	636,033
Accruals	202,177	806,240

	2,076,524	159,063

Net cash provided by operating activities	2,554,141	644,465

Cash flows from investing activities
Notes receivable - related party	(2,774,252)	(842,718)
Purchase of fixed assets	(64,857)	(30,970)

Net cash used in investing activities	(2,839,109)	(873,688)

Cash flows from financing activities
Advances on line of credit	300,000	—
Repayments on line of credit	(300,000)	—

Net cash provided by financing activities	—	—

Net decrease in cash	(284,968)	(229,223)
Cash - beginning of year	1,184,809	1,414,032

Cash - end of year	$899,841	$1,184,809

See notes to financial statements.

XEL COMMUNICATIONS, INC.

Notes to Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies

XEL Communications, Inc. (the Company) is a provider of high-bandwidth connectivity equipment and services to telecommunications companies.

Fiscal Year-End

The Company ends its fiscal year on the final Saturday in December.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents. The Company continually monitors its positions with, and the credit quality of, the financial institutions it invests with. As of the balance sheet date, and periodically throughout the year, the Company has maintained balances in various operating accounts in excess of federally insured limits.

Accounts Receivable

The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated credit risk by performing credit checks and actively pursuing past due accounts. Management of the Company has established an allowance for doubtful accounts of $23,946 and $3,946 for the years ended December 27, 2003 and December 28, 2002, respectively based on their estimate of uncollectible accounts. Amounts determined to be uncollectible are expensed in the period such determination is made.

Concentrations of Credit Risk

During the year ended December 27, 2003, one customer accounted for 94% of total revenues and 78% of total accounts receivable at December 27, 2003. During the year ended December 28, 2002, the same customer accounted for approximately 80% of total revenues and 86% of total accounts receivable at December 28, 2002. This customer operates distinct and separate operating regions and has different purchasing centers which purchase a variety of differing products from the Company.

Inventories

Inventory consists of merchandise inventories and finished goods and is stated at the lower of cost or market, determined using the first-in, first-out method (FIFO).

Property and Equipment

Property and equipment is stated at cost. Depreciation is provided utilizing the straight-line method over the estimated useful lives for owned assets, ranging from 5 to 7 years.

XEL COMMUNICATIONS, INC.

Notes to Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies (continued)

Income Taxes

The Company has elected to be treated as an S-corporation for income tax purposes. Accordingly, taxable income and losses of the Company are reported on the income tax returns of the Company’s stockholder and no provisions for federal income taxes have been recorded on the accompanying financial statements.

Revenue Recognition

The Company recognizes revenue as product is shipped and as service is provided. Services include installation of products at customer locations.

Advertising Costs

The Company expenses advertising costs as incurred. Advertising costs were $33,828 and $15,807 for the years ended December 27, 2003 and December 28, 2002, respectively.

Research and Development Costs

Expenditures made for research and development are charged to expense as incurred.

Software Development Costs

The Company applies the provisions of Statement of Position 98-1, “Accounting for Costs of Computer Software Developed for Internal Use.” The Company accounts for costs incurred in the development of computer software as software research and development costs until the preliminary project stage is completed. Direct costs incurred in the development of software are capitalized once the preliminary project stage is completed, management has committed to funding the project and completion and use of the software for its intended purpose are probable. The Company ceases capitalization of development costs once the software has been substantially completed and is ready for its intended use. Software development costs are amortized over their estimated useful lives of five years. Due to the nature of the Company’s software development expenditures, historically minimal amounts have been capitalized.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications

Certain amounts in the 2002 financial statements have been reclassified to conform to the 2003 presentation.

XEL COMMUNICATIONS, INC.

Notes to Financial Statements

Note 2 - Balance Sheet Disclosures

Accounts receivable are summarized as follows:

	December 27, 2003	December 28, 2002

Accounts receivable - trade	$2,674,680	$3,844,985
Less allowance for doubtful accounts	(23,946)	(3,946)

	$2,650,734	$3,841,039

Inventories are summarized as follows:

	December 27, 2003	December 28, 2002

Merchandise inventories	$954,979	$1,441,241
Finished goods	1,747,383	2,061,702
Less reserve for obsolete inventory	(74,070)	(187,569)

	$2,628,292	$3,315,374

Property and equipment consist of the following:

	December 27, 2003	December 28, 2002

Equipment	$3,817,347	$3,797,120
Computer equipment	1,071,440	1,034,386
Furniture	660,165	661,187
Software	565,858	565,858
Vehicles	16,552	16,552

	6,131,362	6,075,103
Less accumulated depreciation	(5,956,228)	(5,833,940)

	$175,134	$241,163

Depreciation expense for the periods ended:

2003	$131,018
2002	$267,135

XEL COMMUNICATIONS, INC.

Notes to Financial Statements

Note 3 - Line-of-Credit

During 2003, the Company had available a $500,000 line-of-credit payable to a bank. The line-of-credit matured in November 2003 and was not renewed.

Note 4 - Commitments

Operating Leases

The Company leases facilities and equipment under operating leases.

Rent expense for these leases was:

Fiscal Years Ending

2003	$106,155
2002	$29,887

Future minimum lease payments under these leases are approximately as follows:

Fiscal Years Ending

2004	$82,329
2005	8,782

$91,111

Note 5 - Related Party Transactions

The current stockholder of the Company purchased the stock of the Company for $4,900,000 from Salient 3 Communications in December 2000. The current stockholder issued a note payable to Salient 3 Communications for $4,900,000. During 2002, the current stockholder and Salient 3 Communications amended the original agreement and negotiated a reduction in the purchase price of the stock in the Company by canceling the original note payable and issuing three notes payable of $141,000, $359,000 and $1,400,000. The largest note requires principal and interest payments until maturity, which was July 31, 2003. The remaining two notes require interest only payments until maturity, which was July 31, 2003. The Company has made the principal and interest payments on behalf of the stockholder and has created the above related party receivable. $490,000 had been paid to Salient 3 Communications prior to the renegotiation of the original note.

XEL COMMUNICATIONS, INC.

Notes to Financial Statements

Note 6 - Notes Receivable - Related Party

Related party notes receivable consist of the following:

	December 27, 2003	December 28, 2002

Note receivable from stockholder, variable interest rate of 1.67% at December 27, 2003, due on demand as maturity has passed and no extension has been made.	$391,999	$391,999
Note receivable from stockholder, variable interest rate of 1.67% at December 27, 2003, due on demand as maturity has passed and no extension has been made.	842,718	842,718
Note receivable from stockholder, variable interest rate of 1.67% at December 27, 2003, due on December 24, 2004.	1,974,252	—
Note receivable from stockholder, variable interest rate of 1.67% at December 27, 2003, due on December 24, 2004.	800,000	—

	$4,008,969	$1,234,717

In spite of the fact that the notes receivable have either matured or will mature in the next year, management has indicated that there is no intent to repay the notes receivable in the foreseeable future.  Interest income for the years ended December 27, 2003 and December 28, 2002 was and $33,812 and $19,910, respectively.

Note 7 - Employee Benefit Plan

The Company has a 401(k) plan. All eligible employees over age 18 are able to participate the first day of employment. The plan provides for employer matching contributions of amounts equal to 100% of each participant’s eligible contributions up to 4% of participant’s plan year compensation. The Company made contributions of approximately $143,094 and $130,296 during fiscal years ended 2003 and 2002, respectively.

Note 8 - Subsequent Events

Subsequent to the year ended December 27, 2003, the Company entered into a letter of intent to sell the capital stock of the Company to an unrelated third party.

EXHIBIT INDEX

Exhibit No.	Description

2.1

Stock Purchase Agreement, dated as of February 5, 2004, by and between Verilink Corporation and The Kennedy Company (filed herewith) (exhibits and schedules omitted but copies will be furnished supplementally to the Securities and Exchange Commission upon request).

10.1	Convertible Promissory Note issued to The Kennedy Company on February 5, 2004 (filed herewith).

23.1	Consent of Ehrhardt Keefe Steiner & Hottman PC (filed herewith)